UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2022

WAYFAIR INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36666	36-4791999
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Copley Place
Boston, MA 02116
(Address of principal executive offices, including zip code)
(617) 532-6100
(Registrant’s telephone number, including area code)
 N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On May 5, 2022, Wayfair Inc. (“Wayfair” or the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2022. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
The information furnished in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 5, 2022, the Company announced that Michael Fleisher, Chief Financial Officer, will retire from the Company. The Company also announced that Kate Gulliver has been appointed Incoming Chief Financial Officer effective May 5, 2022 and will succeed Mr. Fleisher as the Company’s new Chief Financial Officer and Chief Administrative Officer in November 2022. Ms. Gulliver has served as Wayfair’s Chief People Officer, Head of Talent since May 2016 where she built up the Company’s Talent organization. Prior to her role in Talent, Ms. Gulliver served as the head of Investor Relations where she drove all communication and relationship development with outside investors, and led the Company in its efforts to become publicly traded. Prior to joining the Company, Ms. Gulliver worked as an investor at Bain Capital and a consultant at McKinsey & Company. Mr. Fleisher will serve as a non-executive employee through January 15, 2023 as he supports this transition.

A copy of the Company's press release regarding these events is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on May 5, 2022 announcing First Quarter 2022 Financial Results
99.2	Press Release issued on May 5, 2022 announcing CFO Transition Plan
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYFAIR INC.

Date: May 5, 2022	By:	/s/ ENRIQUE COLBERT
Enrique Colbert
General Counsel and Secretary
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